UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

NANO DIMENSION LTD.
(Name of Registrant as Specified In Its Charter)

MURCHINSON LTD.

NOMIS BAY LTD.

BPY LIMITED

EOM MANAGEMENT LTD.

JAMES KEYES

JASON JAGESSAR

CHAJA CARLEBACH

CLARENDON HUGH MASTERS

MARC J. BISTRICER

PINCHOS FRUCHTHANDLER

MOSHE ROZENBAUM

ELIEZER ELI TARLOW

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MURCHINSON LTD.

June 30, 2026

Dear Fellow Nano Shareholders:

Murchinson Ltd. and certain funds it advises and/or sub-advises (collectively, “Murchinson” or “we”) collectively beneficially own 18,836,276 American Depositary Shares of Nano Dimension Ltd. (“Nano” or the “Company”) (the “ADSs”), each representing one Ordinary Share of Nano (the “Ordinary Shares” and together with the ADSs, the “Shares”), or approximately 9.0% of the outstanding Shares.

As discussed in more detail in the attached Proxy Statement, Murchinson delivered a letter to the Company’s Board of Directors (the “Board”) demanding that Nano convene an extraordinary general meeting of shareholders of the Company (the “Meeting”) pursuant to Section 63(b)(2) of the Israeli Companies Law, 1999, for the purposes of amending certain provisions of the Company's Amended and Restated Articles of Association as well as to remove and replace certain members of the Board (collectively, the “Murchinson Proposals”). Murchinson is seeking approval of the Murchinson Proposals at the Meeting because it believes that change is required to reverse Nano’s troubling history of underperformance, poor corporate governance and value-destructive decisions.

The Company has announced that the Meeting is scheduled to be held on July 31, 2026, and set the close of business on June 23, 2026 as the record date for determining the shareholders entitled to vote at the Meeting.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts and vote by following the instructions on the enclosed GOLD proxy card. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the shareholders on or about June 30, 2026.

If you vote using a proxy card other than the attached GOLD proxy card and wish to change your vote, you have every right to change your vote by voting the attached GOLD proxy card.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

Murchinson Ltd.

Okapi Partners LLC is assisting Murchinson with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your Nano shares, please contact:

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (844) 202-7428

E-mail: info@okapipartners.com

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF

NANO DIMENSION LTD.

PROXY STATEMENT OF MURCHINSON LTD.

PLEASE VOTE THE ENCLOSED GOLD PROXY CARD TODAY

Murchinson Ltd. and certain funds it advises and/or sub-advises (collectively, “Murchinson” or “we”) are significant shareholders of Nano Dimension Ltd. (“Nano”, “Nano Dimension” or the “Company”), beneficially owning in the aggregate 18,836,276 American Depositary Shares of Nano (the “ADSs”), each representing one Ordinary Share, par value of NIS 5.00 per share, of Nano (the “Ordinary Shares” and together with the ADSs, the “Shares”), representing approximately 9.0% of the outstanding Shares. Murchinson is furnishing this proxy statement (“Proxy Statement”) and accompanying GOLD proxy card to Nano shareholders in connection with the extraordinary general meeting of shareholders of the Company (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof, the “Meeting”) scheduled to be held at 60 Tower Road, Waltham, MA 02541, on July 31, 2026, at 5:00 p.m., Israel time (10:00 a.m. EST). This Proxy Statement is first being furnished to shareholders on or about June 30, 2026.

The agenda of the Meeting is expected to be as follows:

1.

To approve, on a non-binding advisory basis, the Company’s resolution regarding the continuation of the Company’s strategic alternatives review process, including any related transaction approved by the Company’s Board of Directors (the “Board”) (“Proposal No. 1”);

2.

To approve Murchinson’s proposal to amend Article 39 of the Company’s Amended and Restated Articles of Association (the “Articles”) to declassify the Board and provide for annual director elections (“Proposal No. 2”);

3.	To approve Murchinson’s proposal to add a new Article 71 to the Articles to provide that the Company may not adopt a shareholder rights plan without shareholder approval (“Proposal No. 3”);
4.	To approve Murchinson’s proposal to add a new Article 72 to the Articles prohibiting the Company from consummating any major transaction unless such transaction is approved and authorized by shareholders (“Proposal No. 4”);
5.	To approve Murchinson’s proposal to remove the following members of the Board: Mr. Robert Pons, Mr. Joshua Rosensweig and Mr. David Stehlin, as well as any other director appointed by the Board on or following delivery of the Demand Letter (as defined below) and until the conclusion of the Meeting (“Proposal No. 5”); and

6.	To approve Murchinson’s proposal to appoint the following nominees (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company: Mr. Moshe Rozenbaum, Mr. Eliezer Eli Tarlow and Mr. Pinchos (Paul) Fruchthandler, subject to the removal of the incumbent directors set forth in Proposal No. 5, as detailed herein (“Proposal No. 6” and together with Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5, the “Murchinson Proposals”).

We refer to each of the Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5 and Proposal No. 6 as a “Proposal”, and collectively as the “Proposals.” Each of the Proposals are further described elsewhere in this Proxy Statement. Reference is also made to the Company’s proxy statement for additional detail regarding the Meeting and the Proposals.

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to shareholders on or about June 30, 2026.

By way of brief background, on May 19, 2026, Murchinson delivered a revocable written request card (each a "Written Request Card" and collectively, the "Written Request Cards") and accompanying materials to a limited number of Nano shareholders pursuant to Rule 14a-2(b)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), seeking their consent to demand that Nano call an extraordinary general meeting of shareholders pursuant to Section 63(b)(2) of the Israeli Companies Law, 1999 (including the regulations promulgated thereunder, the "Companies Law") for the purposes of approving the Murchinson Proposals at such meeting. Following delivery of the Written Request Cards, Murchinson received sufficient support to demand the call of an extraordinary general meeting under the Companies Law. Accordingly, on May 21, 2026, Murchinson delivered a letter to Nano demanding the call of such meeting (the “Demand Letter”).

We are therefore seeking your support at the Meeting to approve the Murchinson Proposals. We believe that our proposals will help to align the Board with shareholders’ interests to maximize value, as further explained elsewhere in this Proxy Statement.

Murchinson intends to vote, and recommends that shareholders vote, “AGAINST” Proposal No. 1, “FOR” Proposal No. 2, “FOR” Proposal No. 3, “FOR” Proposal No. 4, “FOR” the removal of each of the incumbent directors specified in Proposal No. 5 and “FOR” the appointment of each of the Nominees specified in Proposal No. 6.

The Company has set the close of business on June 23, 2026 as the record date for determining the shareholders entitled to vote at the Meeting (the “Record Date”). Each Ordinary Share is entitled to one vote for each of the Proposals to be voted on at the Meeting. The principal executive offices of the Company are located at 60 Tower Road, Waltham, Massachusetts 02451. According to the Company’s proxy statement, as of the close of business on the Record Date, there were 210,506,899 Ordinary Shares issued and outstanding.

Please refer to the “Voting and Proxy Procedures” of this Proxy Statement for additional detail on how to vote your Shares on the Proposals to be presented at the Meeting.

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THIS SOLICITATION IS BEING MADE BY MURCHINSON AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH MURCHINSON IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

MURCHINSON URGES YOU TO VOTE THE ENCLOSED GOLD PROXY CARD TODAY IN FAVOR OF EACH OF THE MURCHINSON PROPOSALS – BY INTERNET, BY PHONE (IF APPLICABLE) OR BY SIGNING, DATING AND RETURNING THE GOLD PROXY CARD.

IF YOU HAVE ALREADY SENT A WHITE PROXY CARD OR VOTING INSTRUCTION CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY VOTING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE MEETING OR BY VOTING IN PERSON AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The proxy materials are available at:

www.okapivote.com/NNDM

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IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many Shares you own, please vote FOR the Murchinson Proposals on the enclosed GOLD proxy card by Internet, by phone (as applicable) or by signing, dating and returning the enclosed GOLD proxy card. Please refer to the enclosed GOLD proxy card for instructions on how to vote.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the internet. Please refer to the enclosed voting form for instructions on how to vote electronically.

Okapi Partners LLC (“Okapi Partners”) is assisting Murchinson with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your Nano shares, please contact:

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (844) 202-7428

E-mail: info@okapipartners.com

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PROPOSAL NO. 1 – COMPANY’S NON-BINDING ADVISORY VOTE ON THE CONTINUATION OF THE COMPANY’S STRATEGIC ALTERNATIVES REVIEW PROCESS, INCLUDING ANY RELATED TRANSACTION APPROVED BY THE BOARD

As discussed in further detail in the Company’s proxy statement, the Board is seeking input from the Company’s shareholders on a non-binding advisory resolution regarding the continuation of the Company’s strategic alternatives review process, including any related transaction approved by the Board. The full text of the resolution is included below.

Proposed Resolution

“RESOLVED, that the Company continue conducting its strategic alternatives review process including any related transactions approved by the Board.”

Required Approval

According to the Company’s proxy statement, the affirmative vote of shareholders present at the Meeting, in person or by proxy, and holding Ordinary Shares amounting in the aggregate to at least a majority of the votes actually cast by shareholders with respect to such proposal (a “Simple Majority”) is required for the approval of the non-binding advisory vote on Proposal No. 1. Abstentions and broker non-votes, if any, will have no effect on this proposal.

The Company’s proxy statement further provides that although the vote is non-binding, the Board will take the vote into consideration when contemplating and determining whether to continue evaluating strategic alternatives. The Company’s proxy statement further discloses that because this vote is non-binding, any transaction approved by the Board that also requires shareholder approval will be subject to a shareholder vote at a subsequent meeting of shareholders.

Our Recommendation

WE RECOMMEND THAT ALL OF THE COMPANY’S SHAREHOLDERS VOTE “AGAINST” THE APPROVAL OF PROPOSAL NO. 1.

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PROPOSAL NO. 2 – MURCHINSON’S PROPOSAL TO AMEND ARTICLE 39 OF THE ARTICLES

We are proposing to amend Article 39 of the Articles to eliminate the Company’s classified Board and provide for annual director elections. The proposed amended version of Article 39 is included below.

Proposed Resolution

“RESOLVED, that Article 39 of the Company’s Articles of Association is hereby amended and restated to read as follows:

“(a) Except for the External Directors, if any (who shall be elected and serve in office in strict accordance with the provisions of the Companies Law, if so required by the Companies Law), Directors shall be elected at a General Meeting and shall hold office until the next Annual General Meeting held following their election and until their successors have been duly elected and qualified or until such earlier time as such Director’s office is vacated.

(b) Prior to every General Meeting of the Company at which Directors are to be elected, the Board of Directors (or a Committee thereof) may select, by a resolution adopted by a majority of the Board of Directors (or such Committee), a number of Persons to be proposed to the Shareholders for election as Directors at such General Meeting (the “Nominees”).

(c) Any Proposing Shareholder requesting to include on the agenda of a General Meeting a nomination of a Person to be proposed to the Shareholders for election or appointment as Director (such person, an “Alternate Nominee”), may so request provided that it complies with this Article 39(c) and Article 25 and applicable law. In addition to any information required to be included in accordance with applicable law, such a Proposal Request shall include information required pursuant to Article 25, and shall also set forth: (i) the name, address, telephone number, fax number and email address of the Alternate Nominee and all citizenships and residencies of the Alternate Nominee; (ii) a description of all arrangements, relations or understandings between the Proposing Shareholder(s) or any of its affiliates and each Alternate Nominee; (iii) a declaration signed by the Alternate Nominee that he consents to be named in the Company’s notices and proxy materials relating to the Annual General Meeting, if provided or published, and, if elected, to serve on the Board of Directors and to be named in the Company’s disclosures and filings; and (iv) a declaration signed by each Alternate Nominee as required under the Companies Law for the appointment of such an Alternate Nominee. The Company shall be entitled to publish any information provided by a Proposing Shareholder pursuant to this Article 39(c) and Article 25, and the Proposing Shareholder shall be responsible for the accuracy and completeness thereof.

(d) The Nominees or Alternate Nominees shall be elected or appointed by a resolution adopted at the General Meeting at which they are subject to election or appointment.

(e) Notwithstanding anything to the contrary in these Articles, the election, qualification, removal or dismissal of External Directors (if any) shall be only in accordance with the applicable provisions set forth in the Companies Law.

(f) Directors whose terms of office have expired or terminated may be re-elected. The aforesaid will not apply to External Directors (if any), whose reappointment shall be in accordance with the provisions of the Companies Law and the regulations promulgated thereunder.

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(g) For the sake of clarity, with respect to the Annual General Meeting to be held in 2026 (the “2026 AGM”), the following shall apply: (i) any Directors elected by the Shareholders at the 2026 AGM, whether as Class I directors or otherwise, shall hold office until the next Annual General Meeting (the “2027 AGM”) and until their successors have been duly elected and qualified or until such earlier time as such Director’s office is vacated, and (ii) any other Directors (including Directors appointed by shareholders at the Extraordinary General Meeting demanded by Murchinson and other shareholders in May 2026) shall, unless removed prior to the 2026 AGM or at the 2026 AGM, hold office until the 2027 AGM and until their successors have been duly elected and qualified or until such earlier time as such Director’s office is vacated.”

Required Approval

According to the Company’s proxy statement, the affirmative vote of a majority of 70% of the voting power represented at the Meeting in person or by proxy and voting thereon, disregarding abstentions from the count of the voting power present and voting, is required for the approval of the amendment to Article 39 of the Articles. Broker non-votes, if any, will have no effect on this proposal.

Our Recommendation

In furtherance of our goal to improve the corporate governance and instill a culture of accountability, we propose to amend Article 39 to declassify the Board and have directors elected on an annual basis. In our proposed amendment to Article 39, we clarify, among other things, that directors elected or appointed by the shareholders at the Meeting will hold office until the next annual meeting (unless earlier time as such director’s office is vacated).

WE RECOMMEND THAT ALL OF THE COMPANY’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL NO. 3 – MURCHINSON’S PROPOSAL TO ADD A NEW ARTICLE 71 TO THE ARTICLES

We are proposing to add a new Article 71 to the Articles to provide that the Company may not adopt a shareholder rights plan without shareholder approval. The full text of the proposed new Article 71 is included below.

Proposed Resolution

“RESOLVED, that the Company’s Articles of Association are hereby amended to add a new Article 71 to read as follows:

71.       Rights Plans

(a)       The Company may not adopt a shareholder rights plan unless such plan has been approved by the Board of Directors as well as, within no later than 90 days following such Board approval, by a Shareholders’ resolution.

(b)       For the sake of clarity, with respect to any Rights Plan adopted prior to the adoption of this Article 71, such Rights Plan shall expire upon the adoption of this Article 71, unless the aforesaid shareholder approval has been obtained prior to (or at the same General Meeting at which) adoption of this Article 71.”

Required Approval

According to the Company’s proxy statement, the affirmative vote of a Simple Majority of the Ordinary Shares present, in person or by proxy, and voting on the matter is required for the approval of this amendment to the Articles. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Our Recommendation

Even though the Nano shareholders voted against the ability of the Board to adopt poison pills (by Nano proposing to add a provision to that effect in the Articles of Association) already back in the shareholders meeting held in July 2020, the Board has ignored such vote and adopted a poison pill in January 2023, again in January 2024 and again in February 2026. As such, we believe it is important that the Board cannot continue doing so, and also not prolong the current poison pill, without receipt of explicit shareholder approval therefor.

WE RECOMMEND THAT ALL OF THE COMPANY’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3.

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PROPOSAL NO. 4 – MURCHINSON’S PROPOSAL TO ADD A NEW ARTICLE 72 TO THE ARTICLES

We are proposing to add a new Article 72 to the Articles to require the approval of shareholders to approve certain major transactions. The full text of the proposed new Article 72 is included below.

Proposed Resolution

“RESOLVED, that the Company’s Articles of Association are hereby amended to add a new Article 72 to read as follows:

72.       Major Transactions

(a)       The Company may not consummate a Major Transaction unless such Major Transaction is approved and authorized by a Shareholders’ resolution.

(b)       For purposes hereof, the term “Major Transaction” means either an M&A Transaction or an Equity Financing.

(c)       For purposes hereof, the term “M&A Transaction” means any transaction(s) involving (i) either (A) the acquisition or purchase by the Company or its Subsidiaries, directly or indirectly, of the equity or securities of any entity or business, whether by way of purchase, merger, business combination, tender offer, asset purchase or otherwise, or (B) the disposition or sale by the Company or its Subsidiaries, directly or indirectly, of the assets of the Company or its Subsidiaries, whether by way of sale, merger, business combination, tender offer, asset sale or otherwise (excluding for the sake of clarity, sales of products and services in the ordinary course of business) and (ii) where the fair market value of the consideration (including contingent consideration) payable therefor (whether in cash, securities or other assets) exceeds US$50 million individually, or, in the aggregate with all other transactions described in clause (i) that are effected in the 12 months preceding thereto, US$100 million.

(d)       For purposes hereof, the term “Equity Financing” means a transaction that entails the issuance by the Company or any of its Subsidiaries of Ordinary Shares or Ordinary Share Equivalents (or a combination of units thereof), other than Excluded Securities. “Ordinary Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred stock, right, option, warrant, American depositary shares or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares or other Ordinary Share Equivalents. “Excluded Securities” means any Ordinary Shares issued or issuable: (i) as RSUs or stock options to employees, officers or consultants of the Company or its Subsidiaries in the ordinary course of business pursuant to any stock or option plan duly adopted for such purpose, approved by a vote of at least two thirds (2/3) the non-employee members of the Board of Directors; (ii) upon conversion or exercise of any stock options or convertible securities which are outstanding on the date (in May 2026) on which Murchinson and other shareholders send a demand to the Company to convene an Extraordinary General Meeting (the “Demand Date”) or in accordance with any agreements in effect on such day, provided that the terms thereof are not materially amended, modified or changed on or after such date; and (iii) to vendors for services in the ordinary course of business, approved by a vote of at least two thirds (2/3) the disinterested members of the Board of Directors.

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(e)       This Article 72 shall expire on the later of (i) December 31, 2026 and (ii) 30 days following the 2026 annual meeting of shareholders (the “Expiration Date”); it being clarified that if a definitive agreement with respect to a Major Transaction is entered into on or following the Demand Date and prior to such Expiration Date, such Major Transaction shall require approval by a Shareholders’ resolution even if consummation thereof shall occur after the Expiration Date.”

Required Approval

According to the Company’s proxy statement, the affirmative vote of a Simple Majority of the Ordinary Shares present, in person or by proxy, and voting on the matter is required for the approval of this amendment to the Articles. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Our Recommendation

The Board continues to take material strategic decisions that will shape Nano's future without seeking shareholder approval therefor. In these circumstances, we believe it is important that any Major Transactions (as defined in proposed Article 72) will be brought to the approval of shareholders, at least for a limited duration.

WE RECOMMEND THAT ALL OF THE COMPANY’S SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4.

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PROPOSAL NO. 5 – MURCHINSON’S PROPOSAL TO REMOVE MEMBERS OF THE BOARD

We are proposing to remove the following three (3) members of the Board: Messrs. Robert Pons, Joshua Rosensweig and David Stehlin. The full text of the proposed resolution is included below.

Proposed Resolution

“5a. RESOLVED THAT: Mr. Robert Pons be, and he hereby is, removed from the Board, effective immediately;

5b. RESOLVED THAT: Mr. Joshua Rosensweig be, and he hereby is, removed from the Board, effective immediately;

5c. RESOLVED THAT: Mr. David Stehlin be, and he hereby is, removed from the Board, effective immediately; and

5d. RESOLVED THAT: any and all new directors appointed by the Board on or following the date on which Murchinson and other shareholders send a demand to the Company to convene an Extraordinary General Meeting and until the conclusion of the Extraordinary General Meeting to be held at the demand of such shareholders be, and they hereby are, removed from the Board, effective immediately.”

Required Approval

The affirmative vote of a Simple Majority of the Ordinary Shares present, in person or by proxy, and voting on the matter is required for the approval of Proposal No. 5. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Our Recommendation

Under Article 42, directors may be removed at any general meeting by a simple majority. Without any changes in the composition of the Board, we are concerned that the current Board will continue to take actions to further entrench itself rather than to prioritize the best interests of the Company and its shareholders. Accordingly, we believe that, removing three of the incumbent directors will have the benefit of increasing the chances that the remaining incumbent directors will be accountable to shareholders.

WE RECOMMEND THAT ALL OF THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE REMOVAL FROM OFFICE OF THESE THREE CURRENT DIRECTORS.

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PROPOSAL NO. 6 – MURCHINSON’S PROPOSAL TO APPOINT NEW DIRECTORS TO THE BOARD

We are proposing to appoint, subject to approval of Proposal No. 5 as detailed below, three (3) Nominees as directors of the Company - Messrs. Moshe Rozenbaum, Eliezer Eli Tarlow and Paul Fruchthandler - to fill the resulting vacancies (if any) from the removal of the incumbent directors in Proposal No. 5. The Board is currently comprised of five (5) directors. Accordingly, if elected, the Nominees will constitute a majority of the Board.

Each of the Nominees, whose professional background is provided below, has advised Murchinson that he is willing, able and ready to serve as a director of Nano. Additionally, in accordance with the Companies Law, each of the Nominees has certified to the Company that he meets all the requirements of the Companies Law for appointment as a director of a public company, and possesses the necessary qualifications and has sufficient time to fulfill his duties as a director of the Company, taking into account the size and needs of the Company. In addition, we believe that each of the Nominees, other than Mr. Rozenbaum1, is independent under the Nasdaq listing standards but note that such a determination ultimately rests with the Board (such determination to be taken in good faith).

Biographical Information Concerning the Nominees:

Mr. Pinchos (Paul) Fruchthandler

Mr. Pinchos (Paul) Fruchthandler, 50, is a business person with more than twenty-five years of experience in the U.S. real estate investment and development space, primarily through his management roles with affiliates of FBE Limited LLC, a private investment firm owned in its entirety by members of the Fruchthandler family. In such roles, Mr. Fruchthandler led the investment and development of various real estate projects, including office, industrial, residential, retail, and hospitality, as well as in other, non-real estate investments of the firm, including in private equity and venture capital.

Mr. Moshe Rozenbaum

Mr. Moshe Rozenbaum, 44, has many years of experience as a strategic business leader with deep expertise in financial markets, capital raising, and corporate development. From May 2023 to August 2025, he served as the VP – Corporate Development of the Company. As of March 2026, he has served as an external director and Chairman of the Audit Committee of Lifeward Ltd. (Nasdaq: LFWD). Prior to that, from January 2019 to June 2022 he served as the Head of Business Development for Yedid Capital Management Inc., and from 2011 to 2019 he served as the Chief Financial Officer and Chief Operating Officer of Fluent Trade Technologies Ltd. and previously served as a Senior Accountant at Ernst & Young. Mr. Rozenbaum holds a B.A. in accounting from Touro University and is a Certified Public Accountant.

1 Mr. Rozenbaum was previously employed by Nano and as such, may not be deemed independent under Nasdaq rules (as to be determined by the Board).

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Mr. Eliezer Eli Tarlow

Mr. Eliezer Eli Tarlow, 51, currently serves as Director of Healthcare & Education Industry Strategists, at CDW Corporation (Nasdaq: CDW), a leading multi-brand provider of information technology solutions to business, government, education, and healthcare customers, which acquired Sirius Computer Solutions in December 2021, where he has served since January 2020. Prior thereto, Mr. Tarlow served in various other senior IT roles, including as Vice President & Chief Information Officer at Brookdale University Hospital Medical Center from 2017 to 2020, and in various IT managerial roles at NYC Health + Hospitals between 2011 and 2017. He also serves as a board advisory member for various bodies, including, since 2016, as a member of the Information Systems & Analytics Masters Program Advisory Board for Iona University. Mr. Tarlow earned a B.Sc. degree in Management Information Systems from Touro College.

Proposed Resolution

“6a. RESOLVED THAT: Subject to approval of the removal of at least one of the Company’s directors pursuant to Proposal No. 5 or any other vacancy in the Board of Directors, Mr. Moshe Rozenbaum be, and he hereby is, appointed to the Board, effective immediately, for a term ending in accordance with the Articles (as amended);

6b. RESOLVED THAT: Subject to approval of the removal of at least two of the Company’s directors pursuant to Proposal No. 5 or any other vacancy in the Board of Directors, Mr. Eliezer Eli Tarlow be, and he hereby is, appointed to the Board, effective immediately, for a term ending in accordance with the Articles (as amended);

6c. RESOLVED THAT: Subject to approval of the removal of at least three of the Company’s directors pursuant to Proposal No. 5 or any other three vacancies in the Board of Directors, Mr. Paul Fruchthandler be, and he hereby is, appointed to the Board, effective immediately, for a term ending in accordance with the Articles (as amended); and it is hereby clarified and approved that in the case that more than one director is removed (or more than one vacancy) (a “Vacant Director”), (i) Mr. Rozenbaum shall serve until the longest remaining period of office among the Vacant Directors, and (ii) thereafter, Mr. Tarlow shall serve until the next longest remaining period of office among the Vacant Directors, and (iii) thereafter, Mr. Fruchthandler shall serve until the next longest remaining period of office among the Vacant Directors.”

Required Approval

According to the Company’s proxy statement, the affirmative vote of a Simple Majority of the Ordinary Shares present, in person or by proxy, and voting on the matter is required for the approval of Proposal No. 6. Abstentions and broker non-votes, if any, will have no effect on this proposal.

Our Recommendation

In furtherance of our goal to improve the corporate governance and instill a culture of accountability, we have also proposed that the shareholders of the Company appoint three highly-qualified director candidates who have significant experience and proven capabilities. We believe each of the candidates has the requisite skills and experience and is independent – from Murchinson, from Nano's management and, perhaps most importantly, from the CEO – so as to enhance the Board’s performance as a steward of shareholder interest and restore the market’s trust in the Company.

WE RECOMMEND THAT ALL OF THE COMPANY’S SHAREHOLDERS VOTE FOR THE APPOINTMENT OF THESE NOMINEES.

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VOTING AND PROXY PROCEDURES

Record Date and Quorum

According to the Company’s proxy statement, only shareholders of record as of the close of business on June 23, 2026 will be entitled to vote at the Meeting. The Company’s proxy statement further provides that as of June 23, 2026, it had 210,506,899 outstanding Ordinary Shares, each of which is entitled to one vote upon each of the matters to be presented at the Meeting.

Two or more shareholders present, personally or by proxy, holding not less than one-quarter (1/4) of the Ordinary Shares, shall constitute a quorum for the Meeting. According to the Company’s proxy statement, if within half an hour from the time the Meeting is convened a quorum is not present, the adjourned meeting shall be held on August 7, 2026, at 5:00 p.m. Israel time. If a quorum is not present at the adjourned Meeting within half an hour from the time appointed for such Meeting, one or more shareholders, present in person or by proxy, holding the number of Shares required for making a request under Section 63(b) of the Companies Law (i.e. at least 10% of the issued share capital of the Company), shall constitute a quorum and shall be entitled to deliberate and to resolve in respect of the matter for which the Meeting was convened. Abstentions and broker non-votes are counted as Ordinary Shares present for the purpose of determining a quorum.

Holders of American Depositary Shares

A form of GOLD proxy card for use at the Meeting is attached to this Proxy Statement, and a GOLD voting instruction form, together with a return envelope, will be sent to holders of ADSs. ADS holders should vote by the date set forth on their voting instruction form. Online and telephone voting (if applicable) will be possible at any time before July 28, 2026 at 11:59 p.m. EST.

Holders of Ordinary Shares

Shareholders holding Ordinary Shares may (i) deliver a properly executed GOLD proxy card in the attached form, to Murchinson, c/o Okapi Partners, no later than 12:00 p.m., EST on July 28, 2026, including a certificate of ownership that complies with the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at a General Meeting), 5760 – 2000, as amended, as proof of ownership of the shares on the Record Date; or (ii) vote their shares in person at the Meeting by presenting a certificate of ownership that complies with the Israeli Companies Regulations (Proof of Ownership of Shares for Voting at a General Meeting), 5760 – 2000, as amended, as proof of ownership of their Ordinary Shares on the Record Date.

In addition, according to the Company’s proxy statement, shareholders of record (other than the Bank of New York Mellon) can surrender their shares with the Bank of New York Mellon in order to convert such shares to ADSs and vote as a holder of ADSs with the Bank of New York Mellon, provided such shareholders of record complete such conversion and registration of said shares to ADSs with the Bank of New York Mellon prior to the Record Date.

Joint Holders

According to the Company’s proxy statement, joint holders of Ordinary Shares should note that, pursuant to Article 32(c) of the Articles, the right to vote at the Meeting will be conferred exclusively upon the senior owner among the joint owners attending the Meeting and, for this purpose, seniority will be determined by the order in which the names appear in the Company’s register of shareholders.

14

Revocation of Proxies

Shareholders of the Company may revoke their proxies or voting instruction form (as applicable) at any time prior to exercise by attending and voting in person at the Meeting (although attendance at the Meeting will not in and of itself constitute revocation of a proxy or voting instruction form) or by delivering a written notice of revocation. The delivery of a written revocation or a subsequently dated proxy or voting instruction form which is properly completed will constitute a revocation of any earlier proxy or voting instruction form. The revocation may be delivered either to Murchinson in care of Okapi Partners at the address set forth herein or to the Company in the manner set forth in Nano’s proxy statement.

Beneficial Owners

According to the Company’s proxy statement, if you are a beneficial owner of Shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your Shares, your broker, bank or other agent may still be able to vote your Shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the Shares and the broker, bank or other agent cannot vote the Shares because the matter is considered “non-routine” under NYSE rules. Each of Proposals No. 1, 2, 3, 4, 5, and 6 are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your Shares on those Proposals in the absence of your voting instructions.

Required Vote

According to the Company’s proxy statement, pursuant to Article 39(g) of the Articles, the approval of Proposal No. 2 requires a majority of 70% of the voting power represented at the Meeting in person or by proxy and voting thereon, disregarding abstentions from the count of the voting power present and voting. Each of Proposals No. 1, 3, 4, 5 and 6 to be presented at the Meeting requires the approval by the holders of a Simple Majority of the voting power represented at the Meeting in person or by proxy and voting thereon, as one class, and disregarding abstentions from the count of the voting power present and voting.

Subject to applicable law and the rules of the Nasdaq Stock Market, in the absence of instructions, the Ordinary Shares or ADSs represented by properly executed and received GOLD proxies or voting instruction forms (as applicable) will be voted “AGAINST” Proposal No. 1 and “FOR” Proposals No. 2-6 as described in this Proxy Statement. Shareholders should understand that all Shares represented by the enclosed GOLD proxy card or any voting instruction form that they receive will be voted at the Meeting as marked.

IF YOU WISH TO VOTE FOR THE MURCHINSON PROPOSALS, PLEASE COMPLETE AND RETURN PROMPTLY THE GOLD PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Murchinson. Proxies may be solicited by mail, facsimile, telephone, electronic mail, in person and by advertisements.

15

We have retained Okapi Partners for solicitation and advisory services in connection with this solicitation. Okapi Partners will receive up to $100,000, applicable toward the final fee to be mutually agreed upon by Murchinson and Okapi Partners, together with reimbursement of reasonable out-of-pocket expenses and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Shares held as of the Record Date for the Meeting. Murchinson will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, directors, officers, members and certain other employees of Murchinson may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. It is anticipated that Okapi Partners will employ approximately 35 persons to solicit shareholders for the Meeting.

Murchinson will pay all costs of this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $900,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Murchinson estimates that through the date hereof its expenses in connection with this solicitation are approximately $500,000. To the extent legally permissible, if Murchinson is successful in its proxy solicitation, it intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Murchinson does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The “Participants” in this proxy solicitation are Murchinson, a corporation organized under the laws of Ontario, Canada, Nomis Bay Ltd., an exempted company incorporated under the laws of Bermuda (“Nomis Bay”), BPY Limited, an exempted company incorporated under the laws of Bermuda (“BPY”), EOM Management Ltd., an exempted company incorporated under the laws of Bermuda (“EOM”), James Keyes, Jason Jagessar, Chaja Carlebach, Clarendon Hugh (Hal) Masters, Marc J. Bistricer, Pinchos (Paul) Fruchthandler, Moshe Rozenbaum and Eliezer Eli Tarlow. Mr. Keyes is a citizen of the United Kingdom. Mr. Jagessar is a citizen of the Republic of Trinidad and Tobago. Ms. Carlebach is a citizen of Switzerland. Mr. Masters is a citizen of Bermuda. Mr. Bistricer is a citizen of Canada. Mr. Fruchthandler is a citizen of the United States. Mr. Rozenbaum is a citizen of the United States and Israel. Mr. Tarlow is a citizen of the United States.

The principal business of each of Nomis Bay and BPY is serving as a private investment vehicle. The principal business of EOM is serving as the investment manager to Nomis Bay and BPY. The principal business of Murchinson is serving as an investment advisor and/or sub-investment advisor to certain investment vehicles. Messrs. Keyes and Jagessar are each a director of Nomis Bay and BPY. Ms. Carlebach is a director of EOM. Mr. Masters is a director of EOM. Mr. Bistricer is the Chief Executive Officer and Chief Investment Officer of Murchinson. Mr. Fruchthandler is currently self-employed through S&P Realty Group LLC, which is used for real estate, transactions and related investments. The principal occupation of Mr. Rozenbaum is serving as a director at Lifeward Ltd. The principal occupation of Mr. Tarlow is serving as a director of Healthcare & Industry Strategists.

The principal business address of each of Nomis Bay and BPY is Wessex House, 3rd Floor, 45 Reid Street, Hamilton, Bermuda HM 12. The principal business address of each of EOM, Ms. Carlebach and Mr. Masters is St. Andrews Place, 5th Floor, 51 Church St., Hamilton, Bermuda HM12. The principal business address of Mr. Keyes is 101 Front Street, Hamilton, Bermuda HM12. The principal business address of Mr. Jagessar is Sea Meadow House, P.O. Box 116, Road Town Tortola, British Virgin Islands. The principal business address of Murchinson and Mr. Bistricer is 145 Adelaide Street West, Fourth Floor, Toronto, Ontario Canada M5H 4E5. The principal business address of Mr. Fruchthandler is 1811 Ave I, Brooklyn, New York 11230. The principal business address of Mr. Rozenbaum is Baal Htanya 9 Bet Shmesh Israel. The principal business address of Mr. Tarlow is 1843 New York Avenue, Brooklyn, New York 11210.

16

As of the date of this Proxy Statement, Nomis Bay beneficially owned directly 5,658,731 ADSs. As of the date of this Proxy Statement, BPY beneficially owned directly 3,759,407 ADSs. EOM, as the investment manager of Nomis Bay and BPY, may be deemed the beneficial owner of the 5,658,731 ADSs owned by Nomis Bay and 3,759,407 ADSs owned by BPY. Each of Messrs. Keyes and Jagessar, as directors of Nomis Bay and BPY, and Ms. Carlebach and Mr. Masters, as directors of EOM, may be deemed the beneficial owner of the 5,658,731 ADSs owned by Nomis Bay and 3,759,407 ADSs owned by BPY.

As of the date of this Proxy Statement, 9,418,138 ADSs were held by the Managed Positions (as defined below). Murchinson, as an investment advisor to manage positions on behalf of certain funds (the “Managed Positions”), may be deemed the beneficial owner of the 9,418,138 ADSs held by the Managed Positions and as a sub-investment advisor to each of Nomis Bay and BPY, may be deemed the beneficial owner of the 5,658,731 ADSs owned by Nomis Bay and 3,759,407 ADSs owned by BPY. Mr. Bistricer, as the Chief Executive Officer and Chief Investment Officer of Murchinson, may be deemed the beneficial owner of the 9,418,138 ADSs beneficially owned by Murchinson and the 5,658,731 ADSs owned by Nomis Bay and 3,759,407 ADSs owned by BPY. As of the date of this Proxy Statement, none of Messrs. Fruchthandler, Rozenbaum or Tarlow own any securities of the Company. Each Participant disclaims beneficial ownership of the Shares reported owned by the other Participants that he or it does not directly own. For information regarding transactions in securities of the Company during the past two years by certain of the Participants, please see Schedule I attached hereto.

The ADSs purchased by Nomis Bay, BPY and held in the Managed Positions were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Below is an overview of the current litigation involving Murchinson and Nano.

4687-02-26 Murchinson Ltd. et al. v. Nano Dimension Ltd.

On February 16, 2026, Murchinson and Nomis Bay (together, the "Plaintiffs") filed a statement of claim against the Company with the Israeli Central District Court, seeking declaratory relief that the "poison pill" plan adopted by the Board, as publicly reported on February 2, 2026 – which provides that if a shareholder reaches (including together with other shareholders) a holding of more than 9.99% of the Company’s share capital, additional ADSs will be issued to the Company’s ADS holders in a manner that would dramatically dilute such shareholder (the "Poison Pill Plan") – does not apply to a demand by the Plaintiffs, together with other shareholders, to convene a special shareholders’ meeting pursuant to Sections 63-65 of the Companies Law, and that the Company shall refrain from implementing it in such a case, since these are mandatory statutory provisions that cannot be conditioned upon by means of the Poison Pill Plan or otherwise. Concurrently with filing the Claim, the Plaintiffs, on the same day (February 16, 2026), filed a motion for a temporary injunction in order to prevent the Company from implementing the Poison Pill Plan in the event of a demand to convene a special meeting pursuant to Sections 63-65 of the Companies Law (the "Motion"). On February 26, 2026, the Company filed its response to the Motion. On March 18, 2026, a hearing was held on the Motion. Pursuant to that several notices and responses were filed to the Court. On April 26, 2026, the Court granted the Plaintiffs’ motion for a temporary injunction and held that the Plaintiffs may approach the Company together with other shareholders to request the convening of a special shareholders’ meeting pursuant to Section 63 of the Companies Law, and that such approach will not trigger the "Poison Pill" Plan or dilute the holdings of the Plaintiffs or the other shareholders joining such approach. The Court clarified that its ruling is limited only to an approach to the Company pursuant to Section 63 of the Companies Law and does not apply to any other arrangements or understandings between the Plaintiffs and other shareholders. On April 27, 2026, the Court ordered that the Company’s statement of defense be filed within 60 days from the date of service of the statement of claim, with the deadline falling on May 27, 2026. On June 2, 2026, the Company filed a motion requesting an extension of the deadline to July 26, 2026, and on June 3, 2026, the Court granted the requested extension.

17

L.C.A 72234-04-26 Murchinson Ltd. et al. v. Nano Dimension Ltd. et al.

On April 29, 2026, the Company filed a motion for leave to appeal to the Supreme Court seeking to overturn the District Court’s April 26, 2026 decision granting temporary injunctive relief. In general terms, the motion argues that the lower court erred by restricting the application of the Company’s poison pill plan at the interim stage and by failing to give sufficient weight to the applicable US law considerations and the balance of convenience. On April 30, 2026, the Company filed a motion to stay execution of the District Court’s April 26, 2026 decision pending resolution of its motion for leave to appeal. The Supreme Court ordered the Plaintiff's to respond to the motion for leave to appeal. The Supreme Court did not order the Plaintiff's to respond to the motion to stay. On June 1, 2026, the Plaintiffs filed their response to the Company’s motion for leave to appeal, requesting that the Supreme Court dismiss the motion.

In connection with Mr. Rozenbaum’s service as a prior employee of the Company as disclosed elsewhere in this Proxy Statement, he entered into an employment agreement with the Nano and received compensation from the Company in the form of salary and restricted stock units.

Other than as stated herein, there are no arrangements or understandings between or among Murchinson and the Nominees in connection with their service as director nominees for appointment to the Board at the Meeting.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

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DIRECTOR NOMINATIONS AND SHAREHOLDER PROPOSALS FOR 2026 ANNUAL GENERAL MEETING

According to the Company proxy statement, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act, as amended, must provide written notice that sets forth the information required by Rule 14a-19. The notice required by Rule 14a-19 must be received by the Corporate Secretary of the Company not less than 60 days before the first anniversary of the previous annual general meeting of the Company’s shareholders, or by October 5, 2026, unless the date of Nano’s 2026 annual general meeting of shareholders (the “2026 AGM”) is changed by more than 30 days from the date of the previous annual general meeting, in which case different deadlines apply as set forth in Rule 14a-19.

The Company’s proxy statement further provides that shareholders who intend to present proposals at the 2026 AGM under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than 120 calendar days in advance of the date the Company released its proxy statement to shareholders in connection with the previous annual general meeting, or by June 23, 2026. However, if the date of the 2026 AGM is changed by more than 30 days from the date of the previous annual general meeting, then the deadline for submitting a shareholder proposal will be a reasonable time before Nano begins to print and send proxy materials for the 2026 AGM.

OTHER MATTERS AND ADDITIONAL INFORMATION

According to the Company’s proxy statement, in accordance with the Companies Law, one or more shareholders holding at least 1% of the outstanding voting rights of the Company for the Meeting may submit to the Company a proposed additional agenda item for such Meeting, provided that the item is appropriate for discussion at such Meeting. However, for matters relating to the appointment or removal of a director, one or more shareholders must hold at least 5% of the voting rights of the Company in order to submit such agenda item. According to the Company’s proxy statement, submissions should be sent to Mr. Itay Mandel, the Company’s VP Legal, or Mr. John Brenton, the Company’s Chief Financial Officer, e-mail address: itay.mandel@nano-di.com or john.brenton@markforged.com, respectively, no later than June 18, 2026. The Company further discloses that if it determines that a shareholder proposal is appropriate and has been duly and timely received, it will publish a revised agenda for the Meeting. Reference is made to the Company’s proxy statement for additional detail.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi Partners, at the address set forth in this Proxy Statement, or call toll free at (844) 202-7428. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the Meeting and/or the 2026 AGM is based on information contained in the Company’s proxy statement and the Articles. The incorporation of this information in this Proxy Statement should not be construed as an admission by any of the Participants that such procedures are legal, valid or binding.

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CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION. SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Thank you for your support,

Murchinson Ltd.

Dated: June 30, 2026

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

NOMIS BAY LTD

Conversion of American Depositary Shares into Ordinary Shares	600,000	10/16/2024
Conversion of Ordinary Shares into American Depositary Shares	3,000,000	12/30/2024
Conversion of Ordinary Shares into American Depositary Shares	600,000	12/30/2024
Purchase of American Depositary Shares	150,000	06/15/2026
Purchase of American Depositary Shares	78,483	06/17/2026
Purchase of American Depositary Shares	1,200,000	06/22/2026
Sale of American Depositary Shares	(75,000)	06/24/2026
Sale of American Depositary Shares	(54,922)	06/25/2026
Sale of American Depositary Shares	(304,830)	06/26/2026

BPY LIMITED

Conversion of American Depositary Shares into Ordinary Shares	400,000	10/16/2024
Conversion of Ordinary Shares into American Depositary Shares	400,000	12/30/2024
Purchase of American Depositary Shares	100,000	06/15/2026
Purchase of American Depositary Shares	39,242	06/17/2026
Purchase of American Depositary Shares	800,000	06/22/2026
Sale of American Depositary Shares	(50,000)	06/24/2026
Sale of American Depositary Shares	(36,615)	06/25/2026
Sale of American Depositary Shares	(203,220)	06/26/2026

MURCHINSON LTD.

(Through the Managed Positions)

Conversion of American Depositary Shares into Ordinary Shares	4,500,000	10/16/2024
Conversion of American Depositary Shares into Ordinary Shares	3,000,000	10/16/2024
Conversion of Ordinary Shares into American Depositary Shares	4,500,000	12/30/2024
Conversion of Ordinary Shares into American Depositary Shares	3,000,000	12/30/2024
Purchase of American Depositary Shares	150,000	06/15/2026
Purchase of American Depositary Shares	100,000	06/15/2026
Purchase of American Depositary Shares	78,483	06/17/2026
Purchase of American Depositary Shares	39,242	06/17/2026
Purchase of American Depositary Shares	1,200,000	06/22/2026
Purchase of American Depositary Shares	800,000	06/22/2026
Sale of American Depositary Shares	(75,000)	06/24/2026
Sale of American Depositary Shares	(50,000)	06/24/2026
Sale of American Depositary Shares	(54,922)	06/25/2026
Sale of American Depositary Shares	(36,615)	06/25/2026
Sale of American Depositary Shares	(304,830)	06/26/2026
Sale of American Depositary Shares	(203,220)	06/26/2026

I-1

MOSHE ROZENBAUM

Purchase of American Depositary Shares	10,000	04/07/2026
Purchase of American Depositary Shares	10,000	04/08/2026
Purchase of American Depositary Shares	1,707	04/09/2026
Sale of American Depositary Shares	(21,707)	04/09/2026
Sale of American Depositary Shares	(25,000)	04/14/2026
Sale of American Depositary Shares	(10,000)	04/16/2026
Purchase of American Depositary Shares	35,000	04/28/2026
Purchase of American Depositary Shares	25,000	04/29/2026
Purchase of American Depositary Shares	2,500	04/30/2026
Sale of American Depositary Shares	(7,500)	04/30/2026
Sale of American Depositary Shares	(45,000)	05/01/2026
Sale of American Depositary Shares	(5,000)	05/04/2026
Purchase of American Depositary Shares	5,000	05/06/2026
Sale of American Depositary Shares	(5,000)	05/06/2026
Purchase of American Depositary Shares	2,500	05/07/2026
Purchase of American Depositary Shares	57,500	05/08/2026
Purchase of American Depositary Shares	10,000	05/12/2026
Purchase of American Depositary Shares	30,000	05/13/2026
Sale of American Depositary Shares	(40,000)	05/13/2026
Purchase of American Depositary Shares	20,000	05/14/2026
Sale of American Depositary Shares	(50,000)	05/14/2026
Purchase of American Depositary Shares	20,000	05/15/2026
Sale of American Depositary Shares	(30,000)	05/18/2026

ELIEZER ELI TARLOW

Purchase of January 2027 Call Option ($2.00 Strike Price)	1,200	04/17/2026
Purchase of American Depositary Shares	273.972602	04/17/2026
Sale of American Depositary Shares	(270)	04/17/2026
Sale of American Depositary Shares	(0.972602)	04/17/2026
Purchase of January 2027 Call Option ($2.00 Strike Price)	200	04/21/2026
Sale of January 2027 Call Option ($2.00 Strike Price)	(1,400)	04/29/2026

PINCHOS (PAUL) FRUCHTHANDLER

Purchase of American Depositary Shares	10,000	12/05/2024
Sale of American Depositary Shares	(10,000)	12/06/2024

I-2

SCHEDULE II

The following tables are reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 25, 2026.

BENEFICIAL OWNERSHIP OF SECURITIES BY CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our Ordinary Shares as of May 27, 2026 by:

•	each of our directors;
•	each of our named executive officers;
•	all of our directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially own greater-than 5.0% of our Ordinary Shares.

The column entitled “Ordinary Shares Beneficially Owned” is based on the total number of our Ordinary Shares outstanding as of May 27, 2026 (the “Determination Date”).

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Ordinary Shares. Ordinary Shares subject to options or restricted stock units that are currently exercisable or exercisable within 60 days of May 27, 2026 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the Ordinary Shares beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners is c/o Nano Dimension Ltd., 60 Tower Road, Waltham, Massachusetts 02451.

Principal Shareholders	Ordinary Shares Beneficially Owned (1)	Percentage of Total Ordinary Shares (2)
5% Shareholders:
Murchinson Ltd. (3)	15,550,000	7.4%
Oramed Pharmaceuticals Inc. (4)	10,942,087	5.2%
Executive Officers and Directors:
David Stehlin, Chief Executive Officer and Director (5)	633,826	*
John Brenton, Chief Financial Officer (6)	73,109	*
Jonathan Bond, General Manager FFF (7)	72,724	*
Olivier Carnal, General Manager Essemtec (8)	56,211	*
Nir Sade, General Manager AME (9)	160,417	*
Robert Pons, Chairman of the Board (10)	251,999	*
Phillip Borenstein, Director (11)	32,501	-
Dr. Joshua Rosensweig, Director (12)	257,299	*
Andrew Sriubas, Director (13)	113,338	*
All executive officers and directors as a group (9 persons)(13)	1,651,424	0.8%

*	Represents less than 1%.
II-1

(1)	In computing the number of Ordinary Shares beneficially owned and the percentage ownership of that person, we deemed to be outstanding all Ordinary Shares subject to awards under the equity plans that the holder has the right to acquire within 60 days after the Determination Date through the exercise of options and the vesting of restricted stock units.
(2)

Percentages are based on the 210,354,507 Ordinary Shares issued and outstanding as of the Determination Date. In computing the percentage ownership of each shareholder, we deemed to be outstanding all Ordinary Shares then subject to awards under equity plans that the holder has the right to acquire within 60 days after the Determination Date through the exercise of options and the vesting of restricted stock units, but we did not deem these Ordinary Shares outstanding for the purpose of computing the percentage ownership of any other shareholder.

(3)	Information herein is based on the Schedule 13D/A filed with the SEC on May 21, 2026 jointly by Nomis Bay Ltd., BPY Limited, EOM Management Ltd., Murchinson, James Keyes, Jason Jagessar, Chaja Carlebach, and Marc J. Bistricer. The principal mailing address for Murchinson is 45 Adelaide Street West, Fourth Floor, Toronto, A6, A6 M5H 4E5.
(4)	Information herein is based on the Schedule 13D/A filed with the SEC on February 19, 2026 by Oramed Pharmaceuticals Inc. The principal mailing address for Oramed is 1185 Avenue of the Americas, Third Floor, New York, NY, 10036.
(5)	Consists of 518,085 Ordinary Shares held by Mr. Stehlin, and 115,741 restricted stock units issued under the 2015 Stock Option Plan that will vest within 60 days of the Determination Date.
(6)	Consists of 73,109 Ordinary Shares held by Mr. Brenton.
(7)	Consists of 67,413 Ordinary Shares held by Mr. Bond, and 5,311 restricted stock units issued under the 2015 Stock Option Plan that will vest within 60 days of the Determination Date.
(8)	Consists of 18,711 Ordinary Shares held by Mr. Carnel, and 37,500 restricted stock units issued under the 2015 Stock Option Plan that will vest within 60 days of the Determination Date.
(9)	Consists of 152,083 Ordinary Shares held by Mr. Sade, and 8,334 exercisable options.
(10)	Consists of 251,999 Ordinary Shares held by Mr. Pons
(11)	Consists of 32,501 Ordinary Shares held by Mr. Borenstein.
(12)	Consists of 257,299 Ordinary Shares held by Mr. Rosensweig.
(13)	Consists of 100,000 Ordinary Shares held by Mr. Sriubas, and 13,338 restricted stock units issued under the 2015 Stock Option Plan that will vest within 60 days of the Determination Date.

II-2

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many Shares you own, please vote FOR the Murchinson Proposals on the enclosed GOLD proxy card by Internet, by phone (as applicable) or by signing, dating and returning the enclosed GOLD proxy card. Please refer to the enclosed GOLD proxy card for instructions on how to vote.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the internet. Please refer to the enclosed voting form for instructions on how to vote electronically.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (844) 202-7428

E-mail: info@okapipartners.com

GOLD PROXY CARD

NANO DIMENSION LTD.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF MURCHINSON LTD. AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF NANO DIMENSION LTD.

IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned hereby appoints Moshe Sarfaty, Mark Lichtenstein, Bruce Goldfarb, Charles Garske, Meagan Reda and Mark Kiley, and each of them, attorneys and agents with full power of substitution to vote all Ordinary Shares of Nano Dimension Ltd., an Israeli corporation (“Nano” or the “Company”), which the undersigned would be entitled to vote if personally present at the extraordinary general meeting of shareholders of the Company to be held at 60 Tower Road, Waltham, MA 02541, on July 31, 2026, at 5:00 p.m., Israel time (10:00 a.m. EST) (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Ordinary Shares held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Meeting that are unknown to Murchinson Ltd. and the other participants in its solicitation (collectively, the “Proposing Shareholders”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” THE REMOVAL OF EACH OF THE INCUMBENT DIRECTORS SPECIFIED IN PROPOSAL 5, AND “FOR” THE APPOINTMENT OF EACH OF THE NOMINEES SPECIFIED IN PROPOSAL 6.

The foregoing Proposals are more fully described in the Proposing Shareholders’ Proxy Statement relating to the Meeting (the “Proxy Statement”). This Proxy will be valid until the completion of the Meeting. This Proxy will only be valid in connection with Murchinson’s solicitation of proxies for the Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NANO DIMENSTION LTD.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Date of Meeting: July 31, 2026

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE

MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.	To approve on a non-binding advisory basis a resolution regarding the continuation of the Company’s strategic alternatives review process including any related transaction approved by the Board of Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	To approve the Proposing Shareholders’ proposal to amend Article 39 of the Company’s Amended and Restated Articles of Associates (the “Articles”).

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the Proposing Shareholders’ proposal to add a new Article 71 to the Articles.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To approve the Proposing Shareholders’ proposal to add a new Article 72 to the Articles.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To approve the Proposing Shareholders’ proposal to dismiss the following three (3) of the Company’s directors from office and to dismiss any new directors appointed after May 21, 2026:

5(a). Robert Pons

☐ FOR	☐ AGAINST	☐ ABSTAIN

5(b). Joshua Rosensweig

☐ FOR	☐ AGAINST	☐ ABSTAIN

5(c). David Stehlin

☐ FOR	☐ AGAINST	☐ ABSTAIN

5(d). Any and all new directors appointed by the Board of Directors of the Company on or following May 21, 2026

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	Subject to the approval of Proposal 5, to approve the Proposing Shareholders’ proposal to appoint the following three (3) new directors in three (3) of the resulting vacancies:

6(a). Moshe Rozenbaum

☐ FOR	☐ AGAINST	☐ ABSTAIN

6(b). Eliezer Eli Tarlow

☐ FOR	☐ AGAINST	☐ ABSTAIN

6(c). Paul Fruchthandler

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

NAME	SIGNATURE	DATE

NAME	SIGNATURE	DATE

Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BNY: PO BOX 505006, Louisville, KY 40233-5006

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Nano Dimension Ltd.

Extraordinary General Meeting of Shareholders

For Shareholders of record as of June 23, 2026

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

NANO DIMENSION LTD.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

For Shareholders of record as of June 23, 2026

Friday, July 31, 2026 at 5:00 p.m., Israel time (10:00 a.m. EST)

THIS PROXY IS SOLICITED ON BEHALF OF MURCHINSON LTD. AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

_____________________________________________________________________

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: 7:00 P.M. ISRAEL TIME (12:00 P.M. EST), TUESDAY JULY 28, 2026

Instructions to The Bank of New York Mellon, as Depositary

(Must be received prior to 7:00 p.m. Israel time (12:00 p.m. EST) on Tuesday, July 28, 2026)

The undersigned registered owner of American Depositary Shares hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by such Shares of Nano Dimension Ltd. registered in the name of the undersigned on the books of the Depositary for shareholders of record at the close of business on Tuesday, June 23, 2026 at the Extraordinary General Meeting of the Shareholders of Nano Dimension Ltd. to be held on Friday, July 31, 2026 or any postponement or adjournment thereof in respect of the resolutions specified on the reverse.

The proxy statement of Murchinson Ltd. and the other participants in its solicitation (collectively, the “Proposing Shareholders”) is available at www.okapivote.com/NNDM.

NOTE:

Please direct the Depositary how to vote by completing the reverse side. This proxy card, when properly executed and returned, will be a request to the Depositary to vote or cause to be voted the shares or other Deposited Securities represented by your ADRs as directed herein.

The Depositary shall not vote or attempt to exercise the right to vote that attaches to the shares or other Deposited Securities, other than in accordance with such instructions.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Please make your marks like this: ☒

THE PROPOSING SHAREHOLDERS RECOMMEND A VOTE:

AGAINST ON PROPOSAL 1

FOR on Proposals 2, 3, 4, 5 AND 6

PROPOSAL	YOUR VOTE			THE PROPOSING SHAREHOLDERS RECOMMEND
Proposal Presented by the Company’s Board of Directors	FOR	AGAINST	ABSTAIN
1. To approve on a non-binding advisory basis a resolution regarding the continuation of the Company’s strategic alternatives review process including any related transaction approved by the Board of Directors (“Proposal No. 1”).	☐	☐	☐	AGAINST

Proposals Presented by the Proposing Shareholders

2. To approve the Proposing Shareholders’ proposal to amend Article 39 of the Company’s Amended and Restated Articles of Associates (the “Articles”) (“Proposal No. 2”).	☐	☐	☐	FOR

3. To approve the Proposing Shareholders’ proposal to add a new Article 71 to the Articles (“Proposal No. 3”).	☐	☐	☐	FOR

4. To approve the Proposing Shareholders’ proposal to add a new Article 72 to the Articles (“Proposal No. 4”).	☐	☐	☐	FOR

5. To approve the Proposing Shareholders’ proposal to dismiss the following three (3) of the Company’s directors from office and to dismiss any new directors appointed after May 21, 2026 (“Proposal No. 5”):

5(a). Robert Pons	☐	☐	☐	FOR

5(b). Joshua Rosensweig	☐	☐	☐	FOR

5(c). David Stehlin	☐	☐	☐	FOR

5(d). Any and all new directors appointed by the Board of Directors of the Company on or following May 21, 2026	☐	☐	☐	FOR

6. Subject to the approval of Proposal No. 5, to approve the Proposing Shareholders’ proposal to appoint the following three (3) new directors in three (3) of the resulting vacancies (“Proposal No. 6”):

6(a). Moshe Rozenbaum	☐	☐	☐	FOR

6(b). Elizer Eli Tarlow	☐	☐	☐	FOR

6(c). Pinchos (Paul) Fruchthandler	☐	☐	☐	FOR

Authorized Signatures – Must be completed for your instructions to be executed. Please sign exactly as your name appears on this proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SIGNATURE (and Title if applicable)	DATE

SIGNATURE (if held jointly)	DATE